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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of Entrust Technologies Inc. on Form S-1 of our report dated June 5, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE
Chartered Accountants
Ottawa, Canada

July 24, 1998